Exhibit 10.1

AMENDMENT TO SECURED PROMISSORY NOTE

(STEVEN L. ELFMAN AND MONIQUE P. ELFMAN, JT/WROS)

This AMENDMENT TO SECURED PROMISSORY NOTE (this “Amendment”) is made as of August 18, 2017, by and between Smith Micro Software, Inc., a Delaware corporation (the “Company”), and STEVEN L. ELFMAN AND MONIQUE P. ELFMAN, JT/WROS (“Holder”), and amends that certain Secured Promissory Note, dated June 23, 2017, issued by the Company to Holder in the principal amount of $1,000,000 (the “Note”).  Capitalized terms that are not otherwise defined in this Amendment have the meanings given to such terms in the Note.

RECITALS

WHEREAS, the parties desire to extend the Maturity Date of the Note as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Amendment to Note.  Effective as of the date hereof, the Maturity Date of the Note is hereby extended to January 25, 2018.

Section 2.  Effect of Amendment.  Except as expressly set forth in this Amendment, no other changes or modifications to the Note are intended or implied by this Amendment.  To the extent of any conflict between the terms of this Amendment and the Note, the terms of this Amendment shall control.

Section 3.  Miscellaneous.  This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.  Facsimile and electronically copied signatures on this Amendment shall be deemed the equivalent of original signatures.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be duly executed by their respective authorized representatives as of the date first written above.

COMPANY:

SMITH MICRO SOFTWARE, INC.

By: /s/ William W. Smith, Jr.

Name:  William W. Smith, Jr.

Title:  Chairman of the Board, President and Chief Executive Officer

HOLDER:

/s/ Steven L. Elfman

Steven L. Elfman

/s/ Monique P. Elfman

Monique P. Elfman

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